Stockholders' (Deficit) Equity	12 Months Ended
Dec. 31, 2011
Stockholders' (Deficit) Equity
Stockholders' (Deficit) Equity

17. Stockholders’ (Deficit) Equity

Issuance of Common Stock—On September 29, 2009, the Company closed its initial public offering of common stock of 32,407,576 shares of common stock at an offering price of $13.50 per share, of which 31,727,075 shares were sold by the Company and 680,501 shares were sold by selling stockholders, resulting in net proceeds to the Company of approximately $391.8 million, after deducting underwriting discounts and offering costs.

During the year ended December 31, 2010, the Company issued 479,282 shares of its common stock in conjunction with cash to the Automaker as consideration for an investment in the Automaker’s preferred stock. In April 2011, the Company closed the public offering of a total of 20,184,067 shares of common stock which were sold at a price of $6.00 per share. The aggregate net proceeds from the public offering, including shares sold under the underwriters’ option, was $115.2 million. Additionally, in November 2011, the Company issued 8,237,232 shares of its common stock to the IHI Corporation for a $25.0 million investment in the Company’s common stock pursuant to a stock purchase agreement which closed on November 18, 2011.